As filed with the Securities and Exchange Commission on March 22, 2002
                                                    Registration No. 333-_______
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                              --------------------

                                 THE 3DO COMPANY
             (Exact name of registrant as specified in its charter)

       Delaware                                         94-3177293
------------------------                   ------------------------------------
(State of Incorporation)                   (I.R.S. Employer Identification No.)


                                100 Cardinal Way
                         Redwood City, California 94063
                               Tel: (650) 385-3000
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                       -----------------------------------

                            1993 INCENTIVE STOCK PLAN
                            -------------------------
                            (Full title of the plan)

                                 James Alan Cook
                  Executive Vice President and General Counsel
                                 The 3DO Company
                                100 Cardinal Way
                         Redwood City, California 94063
                                 (650) 385-3000
            (Name, address and telephone number of agent for service)

                                    Copy to:
                                  Neil J. Wolff, Esq.
                               Yoichiro Taku, Esq.
                     Wilson Sonsini Goodrich & Rosati, P.C.
                               650 Page Mill Road
                        Palo Alto, California 94304-1050
                                 (650) 493-9300

                         CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------------------------------
                                                             Proposed
                                                              maximum
                                                             offering       Proposed maximum      Amount of
                                            Amount to be     price per     aggregate offering   registration
Title of securities to be registered(1)      registered       share(2)           price(2)            fee
---------------------------------------------------------------------------------------------------------------
1993 Incentive Stock Plan
Common Stock                                 2,573,862         $0.71          $1,827,442.02        $168.12
Par Value $0.01
TOTAL                                        2,573,862         $0.71          $1,827,442.02        $168.12

                      STATEMENT UNDER GENERAL INSTRUCTIONS

         The contents of the Registrant's Form S-8 Registration Statements (File Nos. t33-71620, 33-80872, 34-84248, 33-96562, 333-20877, 333-42737, 333-66799,
333-92621 and 333-52004) with respect to the 1993 Incentive Stock Plan are incorporated by reference into this Registration Statement.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8.   Exhibits

  Exhibit No.                            DESCRIPTION
  -----------     -------------------------------------------------------------

     5.1          Opinion  of  Counsel  as  to  legality  of  securities   being
                  registered

     23.1         Consent of PricewaterhouseCoopers LLP

     23.2         Consent of KPMG LLP

     23.3         Consent of Counsel (contained in Exhibit 5.1)

     24.1 Power of Attorney (included in signature pages to this registration statement)

-------------------
(1)  Includes options to acquire such Common Stock.
(2) Estimated pursuant to Rule 457 solely for purposes of calculating the registration fee. The price is based upon the average of the high and low prices of the Common Stock on March 19, 2002, as reported on the National Association of Securities Dealers Automated Quotations System.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Redwood City, State of California, on March 21, 2002.

                               The 3DO Company


                           By: /s/ William M. Hawkins III
                               ------------------------------------
                               William M. Hawkins III
                               Chief Executive Officer, Chairman of the Board (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)
                               (Duly Authorized Officer)

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints, jointly and severally, William M. Hawkins III, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement on Form S-8, and each of the undersigned does hereby ratify and confirm all that each of said attorney and agent, or his substitutes, shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on March 21, 2002.

               Signature                           Title
               ---------                           -----

/S/ William M. Hawkins, III
-------------------------------------
    William M. Hawkins, III               Chief Executive Officer, Chairman of
                                          the Board (Principal Executive
                                          Officer, Principal Financial and
                                          Principal Accounting Officer)


/S/ H. William Jesse, Jr.
-------------------------------------
    H. William Jesse, Jr.                 Director


/S/ William A. Hall
-------------------------------------
    William A. Hall                       Director


/S/ Richard S.F. Lehrberg
-------------------------------------
    Richard S.F. Lehrberg                 Director

                                  EXHIBIT INDEX
                                  -------------

5.1       Opinion of Counsel as to legality of securities being registered

23.1      Consent of PricewaterhouseCoopers LLP

23.2      Consent of KPMG LLP

23.3      Consent of Counsel (included in Exhibit 5.1)

24 Power of Attorney (included in signature pages to this registration statement)